UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

☐ Definitive Proxy Statement

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Sypris Solutions, Inc.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2020

Sypris Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24020	61-1321992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Bullitt Lane, Suite 450
Louisville, Kentucky		40222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (502) 329-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SYPR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

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Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Salary Reductions for Executive Officers

On April 6, 2020, in light of the uncertainty created by the rapidly evolving novel coronavirus (“COVID-19”) pandemic on Sypris Solutions, Inc. (the “Company”), Jeffrey T. Gill, the Company’s President and Chief Executive Officer, agreed with the Board of Directors (the “Board”) to forgo 30% of his base salary indefinitely. The Company’s other named executive officers have also agreed to forego 20% of their base salary indefinitely. These base salary reductions will be effective until such time as the Compensation Committee of the Board determines otherwise in light of the COVID-19 pandemic.

Item 7.01.      Regulation FD Disclosure.

Reduction in Annual Retainers for the Board of Directors

On April 6, 2020, the Board of Directors (“Board”) determined that, effective as of such date, in recognition of the uncertainty created by the rapidly evolving COVID-19 pandemic, each non-employee director serving on the Board will forgo 100% of the cash-based portion of the 2020 annual retainer indefinitely. This reduction will be effective until such time as the Board determines otherwise in light of the COVID-19 pandemic.

The information included in this Item 7.01 shall not be deemed “filed” for the purposes of, or otherwise subject to, the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in this Item 7.01 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Important Additional Information

On April 3, 2020, Sypris Solutions, Inc. filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Company’s 2020 Annual Meeting of Stockholders. Information about the Company’s directors, director nominees and executive officers, including their direct and indirect interests, by security holdings or otherwise, is set forth in the Company’s definitive proxy statement. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Stockholders can obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the “Investor Relations” section of the Company’s corporate website at www.sypris.com.